                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)    October 18, 2000
                                                         ----------------



                              CROWN VANTAGE INC.
                              ------------------
            (Exact name of registrant as specified in its charter)




          Virginia                    1-13868                    54-1752384
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 (State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


       4445 Lake Forest Drive, Cincinnati, OH                         45242
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      (Address of principal executive offices)                      (Zip Code)


 Registrant's telephone number, including area code       (513) 769-7555
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                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 5. Other Events.

See exhibit 99.1 for copy of news release.

Item 7. Financial Statements and Exhibits.


        (c)  Exhibits


        Exhibit No.                                Description
-------------------------   ----------------------------------------------------

           99.1 The Company announces the departure of the Chief Financial Officer and the naming of an Interim Chief Financial Officer.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CROWN VANTAGE INC.


October 25, 2000                  /s/ Kent A. Bates
                                 -----------------------------------------------
                                                    Kent A. Bates
                                       Vice President, Corporate Controller, and
                                              Chief Accounting Officer